UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2006


                             INGENIUM CAPITAL CORP.
               (Exact name of registrant as specified in charter)


            Nevada                                        N/A
--------------------------------                -------------------------
 (State of other jurisdiction of                 (I.R.S. Employer
  incorporation or organization)                  Identification Number)


                   123 Christie Mountain Lane, Okanagan Falls,
                                BC Canada V0H 1R0
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                  250-809-9185
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


 [ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)


       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
                            Act (17 CFR 240.14a -12)


     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                      Exchange Act (17 CFR 240.14d -2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                      Exchange Act (17 CFR 240.13e -4(c))

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                                EXPLANATORY NOTE
The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

Section 7 -  Regulation  FD
ITEM 7.01. REGULATION FD DISCLOSURE

On March 1, 2006, Ingenium Capital Corp. issued a public release, a copy of which is attached as Exhibit 99.01.


Section 9 - Financial Statements and Exhibits
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

    Exhibit
    Number                   Title of Document                    Location
---------------        -----------------------------------       --------------

   Item 99.            Other Exhibits
---------------        -----------------------------------       --------------
    99.01              Public Release dated March 1, 2006        This filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Ingenium Capital Corp.

                              By /s/ Ted Kozub
                              -------------------------------------
                              Ted Kozub , President

Date: March 3, 2006